Exhibit 99.1
FOR IMMEDIATE RELEASE

BENCHMARK REPORTS THIRD QUARTER 2020 RESULTS

●

Quarterly revenue of $526 million
●

Semi-Cap revenue growth of 45% year-over-year
●

Medical revenue growth of 5% year-over-year
●

Quarterly GAAP diluted EPS of $0.16 and non-GAAP diluted EPS of $0.32

TEMPE, AZ, October 28, 2020 – Benchmark Electronics, Inc. (NYSE: BHE) today announced financial results for the third quarter ended September 30, 2020.

Three Months Ended
Sep 30, Jun 30, Sep 30,
In millions, except EPS 2020 2020 2019
Sales

$526 $491 $555
Net income (loss)
(2)
$6 $(3) $7
Net income – non-GAAP
(1)(2)
$12 $3 $14
Diluted earnings (loss) per share
(2)
$0.16 $(0.09) $0.19
Diluted EPS – non-GAAP
(1)(2)
$0.32 $0.07 $0.36
Operating margin
(2)
1.6% (0.4)% 1.8%
Operating margin – non-GAAP
(1)(2)
3.0% 1.2% 3.2%

(1)

A reconciliation of GAAP and non

-GAAP results is included below.
(2)

Results for the third

quarter ended September 30, 2020 and second

quarter ended June 30, 2020 include the
impact of approximately $1.3 million

and $3.4 million of COVID-19 related

costs,

respectively.

“We delivered sequential revenue and earnings growth in the third quarter as our business started to recover from second quarter disruptions, enabling earnings to come in above our guidance for the quarter,”

said CEO and President Jeff Benck. “The results were driven by a 45% year-over-year improvement in Semi-cap and an 18% sequential improvement in the Aerospace and Defense sector, where demand for defense related products remains strong.

In addition, third quarter non-GAAP gross
and operating margins improved significantly from the second quarter,

reaching 8.7% and 3.0%
respectively, as our global network returned to normal operating capacity.”

“Entering the fourth quarter,

we expect stronger demand and new programs in Defense, Industrials, and
Telecommunications to

offset declines in Medical as we are completing some of the incremental upside builds for COVID-19 related therapeutic equipment.

We continue to make progress on improving gross
margins as we expect to achieve our 9% target in the fourth quarter,

which will enable us to also
improve earnings sequentially.”

Cash Conversion Cycle
Sep 30, Jun 30, Sep 30,
2020 2020 2019
Accounts receivable days 52 55 56
Contract asset days 28 28 26
Inventory days 66 72 56
Accounts payable days (54) (61) (52)
Customer deposits (11) (10) (7)
Cash Conversion Cycle days 81 84 79

Third Quarter 2020 Industry Sector Update
Revenue and percentage of sales by industry sector (in millions) was as follows.
Sep 30, Jun 30, Sep 30,
Higher-Value Markets 2020 2020 2019
Medical $ 134 26% $ 135 27% $ 128 23%
Semi-Cap 99 19 87 18 68 12
A&D 105 20 88 18 115 21
Industrials 86 16 87 18 115 21
$ 424 81% $ 397 81% $ 426 77%
Sep 30, Jun 30, Sep 30,
Traditional Markets 2020 2020 2019
Computing $ 44 8% $ 44 9% $ 59 11%
Telecommunications 58 11 50 10 70 12
$ 102 19% $ 94 19% $ 129 23%
Total $ 526 100% $ 491 100% $ 555 100%

Overall, higher-value market revenues during the third quarter were up 7% quarter-over-quarter and down 1% year-over-year.

Traditional market

revenues were up 9% quarter-over-quarter due to stronger
demand for high performance computing and telecommunications products and down 21% year-over-
year primarily from the Company’s exit of a legacy Computing contract in 2019, which it decided not to
renew.

Fourth Quarter 2020 Outlook
●

Revenue between $500 - $540 million
●

Diluted GAAP earnings per share between $0.20

- $0.24
●

Diluted non-GAAP earnings per share between $0.32 - $0.36 (excluding restructuring charges and other costs and amortization of intangibles)
●

Our guidance includes known constraints due to COVID-19 and assumes no further significant interruptions occur to our supply base, operations, or customers.

Guidance also assumes no
material changes to market conditions due to COVID-19.

Restructuring charges are expected to range between $2.8 million to $3.2 million in the fourth quarter and the amortization of intangibles is expected to be $2.4 million in the fourth quarter.

Third Quarter 2020 Earnings Conference Call
The Company will host a conference call to discuss the results today at 5:00 p.m. Eastern Time.

The live
webcast of the call and accompanying reference materials will be accessible by logging on to the
Company's website at www.bench.com
. A replay of the broadcast will

also be available until Wednesday,
November 4, 2020 on the Company's website.

About Benchmark Electronics, Inc.
Benchmark provides comprehensive solutions across the entire product life cycle by leading through its innovative technology and engineering design services, leveraging its optimized global supply chain and delivering world-class manufacturing services in the following industries: commercial aerospace, defense, advanced computing, next generation telecommunications, complex industrials, medical, and semiconductor capital equipment. Benchmark's global operations include facilities in seven countries and its common shares trade on the New York Stock Exchange under the symbol BHE.

For More Information, Please Contact:
Lisa K. Weeks, VP of Strategy & Investor

Relations

623-300-7052 or lisa.weeks@bench.com

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words "expect,"
"estimate," "anticipate," "could",

"predict" and similar expressions, and the negatives thereof, often identify forward-looking statements, which are not limited to historical facts. Forward

-looking
statements include, among other things, the estimated financial impact of the COVID-19 pandemic, our outlook and guidance for fourth quarter 2020 results, the company’s anticipated plans and responses to the COVID-19 pandemic, statements (express or implied) concerning future operating results or margins, the ability to generate sales and income or cash flow,

and expected revenue mix, and Benchmark’s
business and growth strategies. Although the company believes these statements are based on and derived from reasonable assumptions, they involve risks and uncertainties relating to operations, markets and the business environment generally.

These statements also depend on the duration and
severity of the COVID-19 pandemic and related risks, including government and other third-party responses to the crisis and the consequences for the global economy,

our business and the businesses
of our suppliers and customers.

Events relating to or resulting from the COVID-19 pandemic,

including
the possibility of customer demand fluctuations, supply chain constraints, or the ability to utilize our manufacturing facilities at sufficient levels to cover our fixed operating costs, may have resulting impacts
on the company’s business, financial condition, results of operations, and the company’s ability (or inability) to execute on its plans to respond to the COVID-19 pandemic.

If one or more of these risks or
uncertainties materializes, or underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. Readers are advised to consult further disclosures on these risks and uncertainties, particularly in Part 1, Item 1A, "Risk Factors" of the Company's Annual Report on Form 10-
K for the year ended December 31, 2019 and in its subsequent filings with the Securities and Exchange
Commission. All forward-looking statements included in this document are based upon information available to the company as of the date of this document, and it assumes no obligation to update them.

Non-GAAP Financial Measures
Management discloses non‐GAAP information to provide investors with additional information to analyze the Company
’
s performance and underlying trends. A detailed reconciliation between GAAP results and results excluding special items (
“
non-GAAP
”
) is included in the following tables attached to
this document. In situations where a non-GAAP reconciliation has not been provided, the Company was unable to provide such a reconciliation without unreasonable effort due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the non-GAAP adjustments may be recognized. Management uses non‐GAAP measures that exclude certain items in order to better assess operating performance and help investors compare results with our previous
guidance.

This document also references
“
free cash flow
”
, which the Company defines as cash flow from
operations less additions to property, plant and equipment and purchased software.

The Company
’
s
non‐GAAP information is not necessarily comparable to the non‐GAAP information used by other companies.

Non‐GAAP information should not be viewed as a substitute for, or superior to, net income
or other data prepared in accordance with GAAP as a measure of the Company
’
s profitability or
liquidity.

Readers should consider the types of events and transactions for which adjustments have been made.

###

Benchmark Electronics, Inc. and Subsidiaries
Condensed Consolidated Statements of Income
(Amounts in Thousands, Except Per Share Data)
(UNAUDITED)
Three Months Ended Nine Months Ended
September 30, September 30,
2020 2019 2020 2019
Sales $ 525,951 $ 555,229 $ 1,531,881 $ 1,759,651
Cost of sales 479,597 506,274 1,407,494 1,611,436
Gross profit 46,354 48,955 124,387 148,215
Selling, general and administrative expenses 29,724 30,947 89,815 92,461
Amortization of intangible assets 2,368 2,367 7,120 7,095
Restructuring charges and other costs 7,161 5,843 15,480 10,833
Ransomware incident related costs (recovery), net (1,558) — (1,305) —
Income from operations 8,659 9,798 13,277 37,826
Interest expense (2,136) (1,687) (6,189) (5,014)
Interest income 154 734 1,040 3,084
Other income (expense), net 439 (136) (191) 2,276
Income before income taxes 7,116 8,709 7,937 38,172
Income tax expense 1,201 1,573 1,577 7,816
Net income $ 5,915 $ 7,136 $ 6,360 $ 30,356
Earnings per share:
Basic $ 0.16 $ 0.19 $ 0.17 $ 0.78
Diluted $ 0.16 $ 0.19 $ 0.17 $ 0.77
Weighted-average number of shares used in calculating

earnings per share:
Basic 36,467 37,419 36,565 38,813
Diluted 36,544 37,645 36,821 39,184

For comparative purposes, certain prior year amounts have been reclassified to conform to the current year presentation.

Benchmark Electronics, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(UNAUDITED)
(in thousands)
September 30, December 31,
2020 2019
Assets
Current assets:
Cash and cash equivalents $ 334,810 $ 363,956
Accounts receivable, net 306,242 324,424
Contract assets 161,396 161,061
Inventories 352,851 314,956
Other current assets 29,928 30,685
Total

current assets
1,185,227 1,195,082
Property, plant and equipment, net 190,610 205,819
Operating lease right-of-use assets 82,849 76,859
Goodwill and other, net 275,821 282,114
Total

assets
$ 1,734,507 $ 1,759,874
Liabilities and Shareholders’ Equity
Current liabilities:

Current installments of long-term debt and finance lease obligations $ 8,956 $ 8,825
Accounts payable 282,591 302,994
Accrued liabilities 157,938 147,426
Total

current liabilities
449,485 459,245
Long-term debt and finance lease obligations, less current installments 147,522 138,912
Operating lease liabilities 74,407 67,898
Other long-term liabilities 72,766 78,987
Shareholders’ equity 990,327 1,014,832
Total

liabilities and shareholders’ equity
$ 1,734,507 $ 1,759,874

Benchmark Electronics, Inc. and Subsidiaries
Condensed Consolidated Statement of Cash Flows
(in thousands)
(UNAUDITED)
Nine Months Ended
September 30,
2020 2019
Cash flows from operating activities:
Net income $ 6,360 $ 30,356
Depreciation and amortization 36,939 36,389
Stock-based compensation expense 9,464 8,461
Accounts receivable, net 16,410 121,171
Contract assets (335) (20,986)
Inventories (37,131) (6,557)
Accounts payable (18,260) (122,156)
Other changes in working capital and other, net 12,168 10,636
Net cash provided by operations 25,615 57,314
Cash flows from investing activities:
Additions to property, plant and equipment and software (29,102) (25,942)
Other investing activities, net 2,586 252
Net cash used in investing activities (26,516) (25,690)
Cash flows from financing activities:
Share repurchases (19,329) (118,350)
Net debt activity 8,395 (4,614)
Other financing activities, net (18,747) (17,699)
Net cash used in financing activities (29,681) (140,663)
Effect of exchange rate

changes
1,436 (1,021)
Net decrease in cash and cash equivalents (29,146) (110,060)
Cash and cash equivalents at beginning of year 363,956 458,102
Cash and cash equivalents at end of period $ 334,810 $ 348,042

Benchmark Electronics, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Financial Results
(Amounts in Thousands, Except Per Share Data)
(UNAUDITED)
Three Months Ended Nine Months Ended
Sep 30, Jun 30, Sep 30, Sep 30,
2020 2020 2019 2020 2019
Income (loss) from operations (GAAP) $ 8,659 $ (1,872) $ 9,798 $ 13,277 $ 37,826
Restructuring charges and other costs 1,425 5,574 5,843 8,737 10,833
Ransomware incident related costs (recovery), net (1,558) 83 — (1,305) —
Settlement — — — — 773
Impairment 5,736 — — 6,743 —
Customer insolvency (recovery) (796) (353) — (1,149) (2,758)
Amortization of intangible assets 2,368 2,371 2,367 7,120 7,095
Non-GAAP income from operations $ 15,834 $ 5,803 $ 18,008 $ 33,423 $ 53,769
Gross Profit (GAAP) $ 46,354 $ 34,672 $ 48,955 $ 124,387 $ 148,215
Settlement — — — — 773
Customer insolvency (recovery) (796) (353) — (1,149) (1,040)
Non-GAAP gross profit $ 45,558 $ 34,319 $ 48,955 $ 123,238 $ 147,948
Net income (loss) (GAAP) $ 5,915 $ (3,407) $ 7,136 $ 6,360 $ 30,356
Restructuring charges and other costs 1,425 5,574 6,168 8,737 11,158
Ransomware incident related costs (recovery), net (1,558) 83 — (1,305) —
Customer insolvency (recovery) (796) (353) — (1,149) (2,758)
Amortization of intangible assets 2,368 2,371 2,367 7,120 7,095
Settlements — — (83) — (2,248)
Impairment 5,736 — — 6,743 —
Income tax adjustments
(1)
(1,458) (1,584) (1,879) (4,123) (2,711)
Non-GAAP net income $ 11,632 $ 2,684 $ 13,709 $ 22,383 $ 40,892
Diluted earnings (loss) per share:
Diluted (GAAP) $ 0.16 $ (0.09) $ 0.19 $ 0.17 $ 0.77
Diluted (Non-GAAP) $ 0.32 $ 0.07 $ 0.36 $ 0.61 $ 1.04
Weighted-average number of shares used in

calculating diluted earnings (loss) per share:
Diluted (GAAP) 36,544 36,439 37,645 36,821 39,184
Diluted (Non-GAAP) 36,544 36,689 37,645 36,821 39,184
(1)
This amount represents the tax impact of the non-GAAP adjustments using the applicable effective tax rates.